Net Loss Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Net Loss Per Share	Net Earnings Per Share
The following is a reconciliation of the numerator and denominator of the basic and diluted net earnings from continuing operations per share (EPS) computations:

	Year Ended December 31,
	2018	2017	2016
	(in millions, except share and per share amounts)
Numerator:
Net earnings from continuing operations	$46.6	$7.8	$37.0
Denominator:
Denominator for basic EPS—weighted-average common shares	69,726,528	68,574,631	67,504,065
Dilutive effect of stock-based compensation arrangements	2,017,119	2,427,276	2,625,997
Denominator for diluted EPS—adjusted weighted-average common shares	71,743,647	71,001,907	70,130,062

Basic EPS from continuing operations	$0.67	$0.11	$0.55
Diluted EPS from continuing operations	$0.65	$0.11	$0.53

The diluted EPS calculation for the years ended December 31, 2018, 2017 and 2016 excludes the effect of 1.2 million, 1.6 million and 1.4 million outstanding stock options, respectively, as their effect is anti-dilutive. The diluted EPS calculation for the years ended December 31, 2018 and 2017 excludes the effect of 0.2 million and 0.1 million performance stock units, respectively, as the performance criteria had not yet been achieved. Holders of non-vested stock-based compensation awards do not have voting rights or rights to receive nonforfeitable dividends on the shares covered by the awards.